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                                                                  CONFORMED COPY
                                                                    EXHIBIT 23.2



CONSENT OF EMENS, KEGLER, BROWN, HILL & RITTER CO., L.P.A.

                                     December 24, 1996

Dear Ladies and Gentlemen:

          We hereby consent to the incorporation by reference into the Synetic,
Inc. Registration Statement on Form S-3 (File No. 333-     ) filed with the
Securities and Exchange Commission, of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996. We also consent to all references to our firm included in such Registration Statement.

Columbus, Ohio

                                         Very truly yours,

                                         EMENS, KEGLER, BROWN,
                                         HILL & RITTER CO., L.P.A.


                                         By:  /s/ Jack A. Bjerke
                                            -----------------------------
                                           Jack A. Bjerke, Vice President